AGREEMENT FOR TRANSFER OF RESPONSIBILITY FOR TELECOMMUNICATION SERVICES

LOCALTEL COMMUNICATIONS

Date: 5.19.2020

The parties to this agreement are LocalTel Communications,

the current Customer: Giga Watt, Inc.
Outgoing Subscriber

and the Applicant: ____________________
Incoming Subscriber

Whereas LocalTel provides telecommunication service at the following address: 474 Highline Dr. #B, East Wenatchee, WA 98802 with assigned billing telephone number (BTN) 206-681-0809 to the Customer. and Account # 61297

The Customer and the Applicant desire to transfer the services attached hereto and the assigned BTN to the applicant.
See attached documents for a comprehensive list of services involved.

The parties agree as follows:

1. The Outgoing Subscriber consents to have LocalTel transfer the services and telephone numbers to the incoming subscriber.
2. Prior to LocalTel commencing any transfer activities, the current customer account balance must be current and have no past due.
3. The Outgoing Subscriber agrees to pay any additional charges due or to become due to LocalTel for service provided prior to the date of transfer of service to the Incoming Subscriber.
4. After the date of transfer of the service to the Incoming Subscriber, the Incoming Subscriber agrees to pay all charges for the services billed by LocalTel according to applicable tariffs or price schedules.
5. After this agreement is received and accepted by LocalTel, it will become effective on the date the service is transferred on LocalTel records from the Outgoing Subscriber to the Incoming Subscriber.

It is understood that LocalTel has the right not to reassign the telephone number if, for any reason, it chooses not to do so.

Each person whose signature appears below on behalf of a corporation, partnership, or other entity represents and warrants that he or she has the authority to bind such entity.

Incoming Subscriber

Name Printed: William P. Phelan

Signature: Will P Phelan

Title of Person Signing: President

Effective Date of Transfer: May 20, 2020

Email Address: ____________________

Telephone Number: 518-369-4902

Mailing Address: 325 Washington Ave. Extension
Albany, NY 12205

Outgoing Subscriber

Name Printed: Mark D. Waldron

Signature: [signature]

Title of Person Signing: Chapter 11 Trustee For Giga Watt, Inc.

Effective Date of Transfer: May 20, 2020

Mailing Address: 6711 Regents Blvd. W. Ste. B
Tacoma, WA 98466

MARK D. WALDRON
Chapter 11 Trustee
Giga Watt, Inc., Case No. 18-03197
6711 Regents Blvd. W., Suite B
Tacoma, WA 98466
Phone: 253-565-5800
Email: gigawatt@mwaldronlaw.com